Inventories	3 Months Ended
Dec. 28, 2013
Inventory Disclosure [Abstract]
Inventories
INVENTORIES
Processed products, livestock and supplies and other are valued at the lower of cost or market. Cost includes purchased raw materials, live purchase costs, growout costs (primarily feed, contract grower pay and catch and haul costs), labor and manufacturing and production overhead, which are related to the purchase and production of inventories. Total inventory consists of the following (in millions):

	December 28, 2013	September 28, 2013
Processed products:
Weighted-average method – chicken, prepared foods and international	$780	$799
First-in, first-out method – beef and pork	622	624
Livestock – first-in, first-out method	982	1,002
Supplies and other – weighted-average method	394	392
Total inventory	$2,778	$2,817